                        GOLDMAN SACHS MONEY MARKET TRUST
                                4900 Sears Tower
                            Chicago, Illinois 60606

                                                April ______, 1997

Goldman Sachs Asset Management
a separate operating division of Goldman, Sachs & Co.
One New York Plaza
New York, NY  10004

                                    Form of
                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------
                         Financial Square Federal Fund

Dear Sirs:

Goldman Sachs Trust (the "Company") has been organized as a Delaware business trust under the laws of the State of Delaware to engage in the business of an investment company. The shares of beneficial interest of the Company ("Shares") may be divided into multiple series ("Series"), including the [Fund Name] (the "Fund"). Each Series will represent the interests in a separate portfolio of securities and other assets. Each Series may be terminated, and additional Series established, from time to time by action of the Board of Trustees. The Company on behalf of the Fund has selected you to act as the investment adviser and administrator of the Fund and to provide certain services, as more fully set forth below, and you are willing to act as such investment adviser and administrator and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Company agrees with you as follows:

     1.  Name of Company.  The Company may use any name including or derived
         ---------------
from the name "Goldman Sachs" in connection with the Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to your business as investment adviser or administrator. Upon the termination of this Agreement, the Company (to the extent that it lawfully can) will cause the Fund to cease to use such a name or any other name indicating that it is advised by or otherwise connected with you or any organization which shall have so succeeded to your business.

     2.  Sub-Advisers.  You may engage one or more investment advisers which are
         -------------
either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers to provide with respect to the Fund certain services set forth in Paragraphs 3 and 6 hereof, all as shall be set forth in a written contract to which the Company, on behalf of the Fund, and you shall be parties, which contract shall be subject to approval by the vote of a majority of the Directors who are not interested persons of you, the sub-adviser, or of the Company, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the Investment Company Act of 1940 Act, as amended, (the "1940 Act").

3.   Advisory and Administrative Services.
     ------------------------------------

(a) You will regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. You will determine from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Company's Declaration of Trust and By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Company may from time to time establish.

(b) Subject to the general supervision of the Board of Trustees of the Company, you will provide certain administrative services to the Fund. You will, to the extent such services are not required to be performed by others pursuant to the custodian agreement (or the transfer agency agreement to the extent that a person other than you is serving thereunder as the Company's transfer agent), (i) provide supervision of all aspects of the Fund's operations not referred to in paragraph (a) above; (ii) provide the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for, at the Company's expense, (a) the preparation for the Fund of all required tax returns, (b) the preparation and submission of reports to existing shareholders and (c) the periodic updating of the Fund's prospectus and statement of additional information and the preparation of reports filed with the Securities and Exchange Commission and other regulatory authorities; (iv) maintain all of the Fund's records' and (v) provide the Fund with adequate office space and all necessary office equipment and services including telephone service, heat, utilities, stationery supplies and similar items.

(c) You will also provide to the Company's Board of Trustees such periodic and special reports as the Board may reasonably request. You shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

(d) You will maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and
     (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. You will also provide to the Company's Board of Trustees such periodic and special reports as the Board may reasonably request.

(e) You will notify the Company of any change in your membership within a reasonable time after such change.

(f) Your services hereunder are not deemed exclusive and you shall be free to render similar services to others.

4.   Allocation of Charges and Expenses.  You will pay all costs incurred by
     ----------------------------------
you in connection with the performance of your duties under paragraph 3. You will pay the compensation and expenses of all personnel of yours and will make available, without expense to the Fund, the services of such of your partners, officers and employees as may duly be elected officers or Trustees of the Company, subject to their individual consent to serve and to any limitations imposed by law. You will not be required to pay any expenses of the Fund other than those specifically allocated to you in this paragraph 4. In particular, but without limiting the generality of the foregoing, you will not be required to pay: (i) organization expenses of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal, auditing or accounting expenses (including an allocable portion of the cost of your employees rendering legal and accounting services to the Fund); (vi) taxes or governmental fees; (vii) the fees and expenses of the transfer agent of the Company; (viii) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of Shares of the Fund; (ix) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Fund and registering the Company as a broker or a dealer; (x) the fees and expenses of Trustees of the Company who are not affiliated with you; (xi) the cost of preparing and distributing reports and notices to shareholders, the Securities and Exchange Commission and other regulatory authorities; (xii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Company insofar as they govern agreements with any such custodian; or (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Fund.

5.  Compensation of the Adviser.
    ---------------------------

    (a) For all services to be rendered and payments made as provided in paragraphs 3 and 4 hereof, the Company on behalf of the Fund will pay you each month a fee at an annual rate equal to .205% per annum of the average daily net assets of the Fund. The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.

    (b) In addition to the foregoing, you may from time to time agree not to impose all or a portion of your fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by you. Any such fee reduction or undertaking may be discontinued or modified by you at any time.

6.  Avoidance of Inconsistent Position.  In connection with purchases or sales
    ----------------------------------
of portfolio securities for the account of the Fund, neither you nor any of your partners, officers or employees will act as a principal, except as otherwise permitted by the 1940 Act. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers (including Goldman, Sachs & Co.) selected by you. In the selection of such brokers or dealers (including Goldman, Sachs & Co.) and the placing of such orders, you are directed at all times to seek for the Fund the most favorable execution and net price available. It is also understood that it is desirable for the Fund that you have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Company's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to your clients concerning the Shares of the Fund, you will act solely as investment counsel for such clients and not in any way on behalf of the Fund. You may, on occasions when you deem the purchase or sale of a security to be in the best interests of the Fund as well as your other customers (including any other Series or any other investment company or advisory account for which you or any of your affiliates acts as an investment adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Fund and to such other customers.

7.  Limitation of Liability of Adviser and Fund.  You shall not be liable for
    -------------------------------------------
any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Company or the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent. The Fund shall not be liable for any claims against any other Series of the Company.

8.  Duration and Termination of this Agreement.  This Agreement shall remain in
    ------------------------------------------
force until June 30, 1998 and shall continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Company and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by a vote of a majority of the Board of Trustees of the Company or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on 60 days' written notice to the other party, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Company, by vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

9.  Amendment of this Agreement.  No provisions of this Agreement may be
    ---------------------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by a majority of the Board of Trustees of the Company, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Company and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment.

10.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.  Miscellaneous.  The captions in this Agreement are included for convenience
     -------------
of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     The name Goldman Sachs Trust is the designation of the Trustees for the time being under[an Amended and Restated Agreement and Declaration of Trust dated December 5, 1991], as amended from time to time, and all persons dealing with the Trust or the Fund must look solely to the property of the Trust or the Fund for the enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. The Fund shall not be liable for any claims against any other Series of the Trust.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract.


Yours very truly,


                        GOLDMAN SACHS MONEY MARKET TRUST
                (on behalf of the Financial Square Federal Fund)


Attest:  _________________________            By:   _________________________
         Michael J. Richman                         Douglas C. Grip
         Secretary of the Company                   President of the Company



The foregoing Agreement is hereby accepted as of the date thereof.



                         GOLDMAN SACHS ASSET MANAGEMENT
             a separate operating division of Goldman, Sachs & Co.


Attest:   _________________________            By:  _________________________
          Michael J. Richman                        [David B. Ford]
          Counsel to the Funds Group                Partner

                        GOLDMAN SACHS MONEY MARKET TRUST
                                4900 Sears Tower
                            Chicago, Illinois 60606

                                                April ______, 1997

Goldman Sachs Asset Management
a separate operating division of Goldman, Sachs & Co.
One New York Plaza
New York, NY  10004

                                    Form of
                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------
                   Financial Square Treasury Instruments Fund

Dear Sirs:

Goldman Sachs Trust (the "Company") has been organized as a Delaware business trust under the laws of the State of Delaware to engage in the business of an investment company. The shares of beneficial interest of the Company ("Shares") may be divided into multiple series ("Series"), including the [Fund Name] (the "Fund"). Each Series will represent the interests in a separate portfolio of securities and other assets. Each Series may be terminated, and additional Series established, from time to time by action of the Board of Trustees. The Company on behalf of the Fund has selected you to act as the investment adviser and administrator of the Fund and to provide certain services, as more fully set forth below, and you are willing to act as such investment adviser and administrator and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Company agrees with you as follows:

     1.  Name of Company.  The Company may use any name including or derived
         ---------------
from the name "Goldman Sachs" in connection with the Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to your business as investment adviser or administrator. Upon the termination of this Agreement, the Company (to the extent that it lawfully can) will cause the Fund to cease to use such a name or any other name indicating that it is advised by or otherwise connected with you or any organization which shall have so succeeded to your business.

     2.  Sub-Advisers.  You may engage one or more investment advisers which are
         -------------
either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers to provide with respect to the Fund certain services set forth in Paragraphs 3 and 6 hereof, all as shall be set forth in a written contract to which the Company, on behalf of the Fund, and you shall be parties, which contract shall be subject to approval by the vote of a majority of the Directors who are not interested persons of you, the sub-adviser, or of the Company, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the Investment Company Act of 1940 Act, as amended, (the "1940 Act").

3.   Advisory and Administrative Services.
     ------------------------------------

(a) You will regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. You will determine from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Company's Declaration of Trust and By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Company may from time to time establish.

(b) Subject to the general supervision of the Board of Trustees of the Company, you will provide certain administrative services to the Fund. You will, to the extent such services are not required to be performed by others pursuant to the custodian agreement (or the transfer agency agreement to the extent that a person other than you is serving thereunder as the Company's transfer agent), (i) provide supervision of all aspects of the Fund's operations not referred to in paragraph (a) above; (ii) provide the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for, at the Company's expense, (a) the preparation for the Fund of all required tax returns, (b) the preparation and submission of reports to existing shareholders and (c) the periodic updating of the Fund's prospectus and statement of additional information and the preparation of reports filed with the Securities and Exchange Commission and other regulatory authorities; (iv) maintain all of the Fund's records' and (v) provide the Fund with adequate office space and all necessary office equipment and services including telephone service, heat, utilities, stationery supplies and similar items.

(c) You will also provide to the Company's Board of Trustees such periodic and special reports as the Board may reasonably request. You shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

(d) You will maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and
     (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. You will also provide to the Company's Board of Trustees such periodic and special reports as the Board may reasonably request.

(e) You will notify the Company of any change in your membership within a reasonable time after such change.

(f) Your services hereunder are not deemed exclusive and you shall be free to render similar services to others.

4.   Allocation of Charges and Expenses.  You will pay all costs incurred by
     ----------------------------------
you in connection with the performance of your duties under paragraph 3. You will pay the compensation and expenses of all personnel of yours and will make available, without expense to the Fund, the services of such of your partners, officers and employees as may duly be elected officers or Trustees of the Company, subject to their individual consent to serve and to any limitations imposed by law. You will not be required to pay any expenses of the Fund other than those specifically allocated to you in this paragraph 4. In particular, but without limiting the generality of the foregoing, you will not be required to pay: (i) organization expenses of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal, auditing or accounting expenses (including an allocable portion of the cost of your employees rendering legal and accounting services to the Fund); (vi) taxes or governmental fees; (vii) the fees and expenses of the transfer agent of the Company; (viii) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of Shares of the Fund; (ix) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Fund and registering the Company as a broker or a dealer; (x) the fees and expenses of Trustees of the Company who are not affiliated with you; (xi) the cost of preparing and distributing reports and notices to shareholders, the Securities and Exchange Commission and other regulatory authorities; (xii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Company insofar as they govern agreements with any such custodian; or (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Fund.

5.   Compensation of the Adviser.
     ---------------------------

     (a) For all services to be rendered and payments made as provided in paragraphs 3 and 4 hereof, the Company on behalf of the Fund will pay you each month a fee at an annual rate equal to .205% per annum of the average daily net assets of the Fund. The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.

     (b) In addition to the foregoing, you may from time to time agree not to impose all or a portion of your fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by you. Any such fee reduction or undertaking may be discontinued or modified by you at any time.

6.  Avoidance of Inconsistent Position.  In connection with purchases or sales
    ----------------------------------
of portfolio securities for the account of the Fund, neither you nor any of your partners, officers or employees will act as a principal, except as otherwise permitted by the 1940 Act. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers (including Goldman, Sachs & Co.) selected by you. In the selection of such brokers or dealers (including Goldman, Sachs & Co.) and the placing of such orders, you are directed at all times to seek for the Fund the most favorable execution and net price available. It is also understood that it is desirable for the Fund that you have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Company's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to your clients concerning the Shares of the Fund, you will act solely as investment counsel for such clients and not in any way on behalf of the Fund. You may, on occasions when you deem the purchase or sale of a security to be in the best interests of the Fund as well as your other customers (including any other Series or any other investment company or advisory account for which you or any of your affiliates acts as an investment adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Fund and to such other customers.

7.  Limitation of Liability of Adviser and Fund.  You shall not be liable for
    -------------------------------------------
any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Company or the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent. The Fund shall not be liable for any claims against any other Series of the Company.

8.  Duration and Termination of this Agreement.  This Agreement shall remain in
    ------------------------------------------
force until June 30, 1998 and shall continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Company and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by a vote of a majority of the Board of Trustees of the Company or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on 60 days' written notice to the other party, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Company, by vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

9.  Amendment of this Agreement.  No provisions of this Agreement may be
    ---------------------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by a majority of the Board of Trustees of the Company, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Company and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment.

10.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

11.  Miscellaneous.  The captions in this Agreement are included for convenience
     -------------
of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     The name Goldman Sachs Trust is the designation of the Trustees for the time being under[an Amended and Restated Agreement and Declaration of Trust dated December 5, 1991], as amended from time to time, and all persons dealing with the Trust or the Fund must look solely to the property of the Trust or the Fund for the enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. The Fund shall not be liable for any claims against any other Series of the Trust.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract.


Yours very truly,


                        GOLDMAN SACHS MONEY MARKET TRUST
         (on behalf of the Financial Square Treasury Instruments Fund)


Attest:  _________________________            By:   _________________________
         Michael J. Richman                         Douglas C. Grip
         Secretary of the Company                   President of the Company



The foregoing Agreement is hereby accepted as of the date thereof.



                         GOLDMAN SACHS ASSET MANAGEMENT
             a separate operating division of Goldman, Sachs & Co.


Attest:   _________________________            By:  _________________________
          Michael J. Richman                        [David B. Ford]
          Counsel to the Funds Group                Partner

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